                                                                    EXHIBIT 10.9

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                          LOAN AND SECURITY AGREEMENT

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                               Table Of Contents

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1.   ACCOUNTING AND OTHER TERMS.............................................  1

2.   LOAN AND TERMS OF PAYMENT..............................................  1

     2.1   Advances.........................................................  1

           2.1.1   Revolving Advances.......................................  1

     2.2   Overadvances.....................................................  1

     2.3   Interest Rate, Payments..........................................  1

     2.4   Fees.............................................................  2

3.   CONDITIONS OF LOANS....................................................  2

     3.1   Conditions Precedent to Initial Advance..........................  2

     3.2   Conditions Precedent to All Advances.............................  2

4.   CREATION OF SECURITY INTEREST..........................................  2

     4.1   Grant of Security Interest.......................................  2

5.   REPRESENTATIONS AND WARRANTIES.........................................  3

     5.1   Due Organization and Authorization...............................  3

     5.2   Collateral.......................................................  3

     5.3   Litigation.......................................................  3

     5.4   No Material Adverse Change In Financial Statements...............  3

     5.5   Solvency.........................................................  3

     5.6   Regulatory Compliance............................................  3

     5.7   Subsidiaries.....................................................  4

     5.8   Full Disclosure..................................................  4

6.   AFFIRMATIVE COVENANTS..................................................  4

     6.1   Government Compliance............................................  4

     6.2   Financial Statements, Reports, Certificates......................  4

     6.3   Inventory; Returns...............................................  5

     6.4   Taxes............................................................  5

     6.5   Insurance........................................................  5

     6.6   Primary Accounts.................................................  5

     6.7   Financial Covenants..............................................  5

     6.8   Intellectual Property Rights.....................................  6

     6.9   Further Assurances...............................................  6

7.   NEGATIVE COVENANTS.....................................................  6

     7.1   Dispositions.......................................................6
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     7.2   Changes in Business, Ownership, Management or Business Locations...6

     7.3   Mergers or Acquisitions............................................6

     7.4   Indebtedness.......................................................6

     7.5   Encumbrance........................................................6

     7.6   Distributions; Investments.........................................6

     7.7   Transactions with Affiliates.......................................7

     7.8   Subordinated Debt..................................................7

     7.9   Compliance.........................................................7

8.   EVENTS OF DEFAULT......................................................  7

     8.1   Payment Default..................................................  7

     8.2   Covenant Default.................................................  7

     8.3   Material Adverse Change..........................................  7

     8.4   Attachment.......................................................  8

     8.5   Insolvency.......................................................  8

     8.6   Other Agreements.................................................  8

     8.7   Judgments........................................................  8

     8.8   Misrepresentations...............................................  8

     9.1   Rights and Remedies..............................................  8

     9.2   Power of Attorney................................................  9

     9.3   Accounts Collection..............................................  9

     9.4   Bank Expenses....................................................  9

     9.5   Bank's Liability for Collateral..................................  9

     9.6   Remedies Cumulative.............................................. 10

     9.7   Demand Waiver.................................................... 10

10.   NOTICES............................................................... 10

11.   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER............................ 10

12.   GENERAL PROVISIONS.................................................... 10

      12.1   Successors and Assigns......................................... 10

      12.2   Indemnification................................................ 10

      12.3   Time of Essence................................................ 11

      12.4   Severability of Provision...................................... 11

      12.5   Amendments In Writing, Integration............................. 11

      12.6   Counterparts................................................... 11
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      12.7   Survival....................................................... 11

      12.8   Confidentiality................................................ 11

      12.9   Attorneys' Fees, Costs and Expenses............................ 11

13.   DEFINITIONS........................................................... 11

      13.1   Definitions.................................................... 11
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                                       3

     This LOAN AND SECURITY AGREEMENT dated May 22, 1998, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and CLARENT CORPORATION ("Borrower'), whose address is 1900 Broadway, Suite 200, Redwood City, California 94063 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1.  ACCOUNTING AND OTHER TERMS
    --------------------------

     Accounting terms not defined in this Agreement will be construed following GAAP Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2.  LOAN AND TERMS OF PAYMENT
    -------------------------

2.1  Advances.

     Borrower will pay Bank the unpaid principal amount of all Advances and interest on the unpaid principal amount of the Advances.

2.1.1  Revolving Advances.

     (a) Bank will make Advances not exceeding the lesser of (A) the Committed Revolving Line, subject to the Cap Amount or (B) the Borrowing Base, whichever is less. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

     (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

     (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.2  Overadvances.

     If Borrower's Obligations under Section 2.1.1 exceed the lesser of either
(i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay Bank the excess.

2.3  Interest Rate, Payments.

     (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate of one-half of one percentage point (0.500%) above the Prime Rate. After an Event of Default, Obligations accrue interest at five percentage points (5.000%) above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

     (b) Payments. Interest due on the Committed Revolving Line is payable on the eleventh (11th) of each month. Bank may debit any of Borrower's deposit accounts including Account Number ______________ for principal and interest payments or any amounts Borrower owes Bank under this

Agreement. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 2:00 PM Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.4  Fees.

     Borrower will pay:

     (a) Facility Fee and Increase Fee. A fully earned, non-refundable Facility Fee of $12,000 due on the Closing Date. Additionally, upon Borrower's election to Advance in excess of the Cap Amount, Borrower will pay to Bank an additional fee pro-rated at a rate of 0.400% per annum on the Advance amount in excess of the Cap Amount (the "Increase Fee"), prior to such Advance.

     (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred in connection with the negotiation and documentation of this Agreement are payable when due.

3.  CONDITIONS OF LOANS
    -------------------

3.1  Conditions Precedent to Initial Advance.

     Bank's obligation to make the initial Advance is subject to the condition precedent that it receive the agreements, documents and fees set forth herein.

     Bank's completion of a satisfactory accounts receivable audit.

3.2  Conditions Precedent to All Advances.

     Bank's obligations to make each Advance, including the initial Advance, is subject to the following:

     (a)  timely receipt of any Payment/Advance Form; and

     (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Advance. Each Advance is Borrower's representation and warranty on that date that the representations and warranties of Section 5 remain true.

4.  CREATION OF SECURITY INTEREST
    -----------------------------

4.1  Grant of Security Interest.

     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral, except Bank acknowledges the existence of a prior lien on the Intellectual Property in connection with the existing bridge loan in the original principal amount of $2,600,000, dated February 26, 1998, by and between Borrower and a third party creditor and additionally any lien taken on the Intellectual Property in connection with bridge financing to Borrower's Series C round of financing between Borrower and third party creditor. Notwithstanding
(i) that Borrower has granted to Bank a security interest in the Patents, Trademarks, Copyrights, Mask Works and, (ii) that the Patents, Trademarks, Mask Works and Copyrights are included in the Collateral, Bank shall not enforce its security interest in the Patents, Trademarks, Mask Works, and Copyrights, other than solely to the extent necessary to enable Bank to enforce its perfected security interest in the Collateral other than the

Patents, Trademarks, Mask Works and Copyrights. Bank may place a "hold" on any deposit account pledged as Collateral.

5.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

     Borrower represents and warrants as follows:

5.1  Due Organization and Authorization.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

5.2  Collateral.

     Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party.

5.3  Litigation.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

5.4  No Material Adverse Change In Financial Statements.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrowers consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.5  Solvency.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.6  Regulatory Compliance.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of

Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which is reasonably likely to cause a Material Adverse Change. None of Borrower's or any of Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

5.7  Subsidiaries.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments, which includes Clarent Asia Pacific Corporation.

5.8  Full Disclosure.

     No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6.   AFFIRMATIVE COVENANTS
     ---------------------

     Borrower will do all of the following:

6.1  Government Compliance.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

6.2  Financial Statements, Reports, Certificates.

     (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 45 days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $250,000 or more, (iv) budgets, sales projections, operating plans or other financial information Bank requests; and
(v) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property.

     (b) At such times outstandings exist under the Committed Revolving Line and prior to any Advance when there are no outstandings, within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings of accounts receivable and accounts payable.

     (c) Within 45 days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D.

     (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than every 6 months unless an Event of Default has occurred and is continuing.

6.3  Inventory; Returns.

     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than $50,000.

6.4  Taxes.

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

6.5  Insurance.

     Borrower will keep its business and the Collateral insured for risks and in amounts, as Bank reasonably requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee as its interests appear and all liability policies will show the Bank as an additional insured as its interests appear and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

6.6  Primary Accounts.

     Borrower will maintain its primary depository and operating accounts with Bank.

6.7  Financial Covenants.

     Borrower will maintain as of the last day of each month:

(i)  Quick Ratio.  A ratio of Quick Assets to Current Liabilities of at least
     1.50 to 1.00.

(ii) Debt/Tangible Net Worth Ratio. A ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.00 to 1.00.

(iii) Tangible Net Worth. A Tangible Net Worth of at least $1,500,000, plus 50% of New Equity.

(iv) Profitability. Borrower will be profitable each quarter, except that Borrower may suffer losses not to exceed $500,000 for the three (3) months ending 3/31/98; and $200,000 for the three (3) months ending 6/30/98.

6.8  Intellectual Property Rights.

     Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

6.9  Further Assurances.

     Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.   NEGATIVE COVENANTS
     ------------------
     Borrower will not do any of the following without Bank's written consent:

7.1  Dispositions.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, (iii) of worn-out or obsolete Equipment, (iv) of exclusive licenses and similar arrangements with geographic region or time limitations, or (v) of other assets not in excess of $250,000 in any fiscal year during the term of this Agreement.

7.2  Changes in Business, Ownership, Management or Business Locations.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office.

7.3  Mergers or Acquisitions.

        (i) Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, if no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement or result in a decrease of more than 25% of Tangible Net Worth; or (ii) merge or consolidate a Subsidiary into another Subsidiary or into Borrower, if no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement or result in a decrease of more than 25% of Tangible Net Worth.

7.4  Indebtedness.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5  Encumbrance.

     Create, incur, or allow any Lien on any Collateral, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

7.6  Distributions; Investments.

     Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided, however, that (i) Borrower may redeem or repurchase up to $200,000 worth of its common stock, in the aggregate, per fiscal year, and (ii) Borrower may pay dividends on its preferred stock up to $100,000 (Bank must give written consent on payments over $100,000).

7.7  Transactions with Affiliates.

     Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms which are not materially more favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

7.8  Subordinated Debt.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

7.9  Compliance.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.  EVENTS OF DEFAULT
    -----------------

     Any one of the following is an Event of Default:

8.1  Payment Default.

     If Borrower fails to pay any of the Obligations;

8.2  Covenant Default.

     If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Advances will be made during the cure period);

8.3  Material Adverse Change.

     If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the value, perfection, or priority of Bank's security interests in the Collateral;

8.4  Attachment.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Advances will be made during the cure period);

8.5  Insolvency.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 60 days (but no Advances will be made before any Insolvency Proceeding is dismissed);

8.6  Other Agreements.

     If there is a default in any agreement between Borrower and a third party that results in the third party's exercise of the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

8.7  Judgments.

     If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Advances will be made before the judgment is stayed or satisfied); or

8.8  Misrepresentations.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9.  BANK'S RIGHTS AND REMEDIES

9.1  Rights and Remedies.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

     (g)  Dispose of the Collateral according to the Code.

9.2  Power of Attorney.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Advances terminates.

9.3  Accounts Collection.

     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Upon the occurrence and continuation of an Event of Default, Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

9.4  Bank Expenses.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

9.5  Bank's Liability for Collateral.

     If Bank complies with reasonable banking practices it is not liable for:
(a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral;
(c) any diminution in the value of the Collateral, or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral, except those resulting from Bank's failure to comply with reasonable banking practices.

9.6  Remedies Cumulative.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

9.7  Demand Waiver.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10.  NOTICES
     -------

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A Party may change its notice address by giving the other Party written notice.

11.  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
     ------------------------------------------

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

     BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12.  GENERAL PROVISIONS
     ------------------

12.1  Successors and Assigns.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

12.2  Indemnification.

     Borrower will indemnity, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's, or its agents, representatives, successors or assignees, gross negligence or willful misconduct.

12.3  Time of Essence.

     Time is of the essence for the performance of all obligations in this Agreement.

12.4  Severability of Provision.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5  Amendments In Writing, Integration.

     All amendments to this Agreement must be in writing. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

12.6  Counterparts.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

12.7  Survival.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnity Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

12.8  Confidentiality.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Loans who agree in writing to assume the confidentiality obligation set forth in this Section 12.8, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

12.9  Attorneys' Fees, Costs and Expenses.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

13.  DEFINITIONS
     -----------

13.1  Definitions.

     In this Agreement:

     "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

     "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "Bank Expenses" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "Borrowing Base" is (i) 80% of Eligible Accounts plus (ii) 70% of Eligible Pre-Approved Foreign Accounts plus (iii) 90% of Eligible Letter of Credit Supported Foreign Accounts, as determined by Bank from Borrowers most recent Borrowing Base Certificate.

     "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "Closing Date" is the date of this Agreement.

     "Code" is the California Uniform Commercial Code.

     "Collateral" is the property described on Exhibit A.

     "Committed Revolving Line" is an Advance of up to $5,000,000, however capped at $3,000,000 (the "Cap Amount"). Any Advance in excess of the Cap Amount is conditioned upon Borrower's payment of the Increase Fee, as described in Section 2.4.

     "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "Current Liabilities" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.

     "Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

(a) Accounts that the account debtor has not paid within 90 days of invoice date;

(b) Accounts for an account, debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

(c)  Credit balances over 90 days from invoice date;

(d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing, except for those certain Accounts from AT&T Jens, Siemens ATEA and Telecomet/KDD, for which the percentage may be 40%;

(e) Accounts for which the account debtor does not have its principal place of business in the United States except for Eligible Pre-Approved Foreign Accounts;

(f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

(g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

(h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

(i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

(j) Accounts in which the account debtor disputes liability or makes any claim and Bank reasonably and in good faith believes there is a strong basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(k) Accounts for which Bank reasonably and in good faith determines collection to be doubtful.

     "Eligible Pre-Approved Foreign Accounts" are Accounts for which the account debtor does not have its principal place of business in the United States but are: Accounts owing from AT&T Jens, ATT Easylink, ATT Internetworking Center, HK Telecom/International, Siemens ATEA, Singapore Telecommunications, Sun Telephone and Telecomet/KDD.

     "Eligible Letter of Credit Supported Foreign Accounts" are Accounts for which the account debtor does not have its principal place of business in the United States but are supported by letter(s) of credit negotiated and acceptable to Bank.

     "Equipment" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "Insolvency Proceeding" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency, law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property" is:

     (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

     (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

     (c) All design rights which may be available to Borrower now or later created, acquired or held;

     (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

     All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Loan Documents" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "Mask Works" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

     "Material Adverse Change" is defined in Section 8.3.

     "New Equity" is new cash equity contributions, excluding the conversion of present or future debt into equity.

     "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, pursuant to the Loan Documents, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "Patents" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Permitted Indebtedness" is:

     (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

     (b)  Indebtedness existing on the Closing Date and shown on the Schedule;

     (c)  Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business;

     (e)  Indebtedness secured by Permitted Liens;

     (f) Contingent obligations of Borrower consisting of guarantees (and other credit support) of the obligations of vendors and suppliers of Borrower in respect of transactions entered into in the ordinary course of business;

     (g) Indebtedness with respect to capital lease obligations (including leases of real property);

     (h) Prepaid royalties and deferred revenue in connection with prepaid support services;

     (i) Indebtedness to bridge loan investors incurred in connection with Borrower's bridge loan financing(s) in an amount or amounts to be determined by Borrower, from time to time, prior to Borrower's Series C Preferred Stock financing;

     (j) Other Indebtedness of Borrower, not exceeding $150,000 in the aggregate outstanding at any time; and

     (k) Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the items of Permitted Indebtedness (a) through (j) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower; and

     "Permitted Investments" are:

     (a)  Investments shown on the Schedule and existing on the Closing Date;

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than I year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue;

     (c) Extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

     (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

     (e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

     (f) Investments consisting of (i) compensation of employees, officers and directors of Borrower so long as the Board of Directors of Borrower determines that such compensation is in the best interests of Borrower, (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower, (iv) other loans to officers and employees approved by the Board of Directors; and

     (g)  other Investments aggregating not in excess of $500,000 at any time.

"Permitted Liens" are:

     (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

     (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

     (e) Liens, not otherwise permitted, which Liens do not in the aggregate exceed $150,000;

     (f)  Liens securing Permitted Indebtedness; and

     (g) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net billed accounts receivable and investments with maturities of fewer than 12 months determined according to GAAP.

     "Responsible Officer" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "Revolving Maturity Date" is May 21, 1999.

     "Schedule" is any attached schedule of exceptions.

     "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "Subsidiary" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities plus Subordinated Debt.

     "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

     "Trademarks" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

BORROWER:

CLARENT CORPORATION

By: /s/ Richard J. Heaps
   --------------------------------------

Title: Secretary
      -----------------------------------

BANK:

SILICON VALLEY BANK

By: /s/ Silicon Valley Bank
   --------------------------------------

Title:
      -----------------------------------

                    SCHEDULE TO LOAN AND SECURITY AGREEMENT
                               DATED MAY 22, 1998
                                BY AND BETWEEN
                              CLARENT CORPORATION
                                      AND
                              SILICON VALLEY BANK

Permitted Indebtedness shall include:
That certain bridge loan in the original principal amount of $2,600,000, dated February 26, 1998, by and between Borrower and a third party creditor and additionally any lien taken on the Intellectual Property in connection with bridge financing to Borrower's Series C round of financing between Borrower and third party creditor. Such bridge loan is convertible into Series C shares at a price equal to 100% of share price, with warrants to purchase up to 15% of the bridge loan amount at a price equal to 85% of share price.

                                   EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO:  CENTRAL CLIENT SERVICE DIVISION      DATE:_______________________________

FAX#:  (408) 496-2426                    TIME:________________________________

--------------------------------------------------------------------------------
FROM:   CLARENT CORPORATION
     ---------------------------------------------------------------------------
                            CLIENT NAME (BORROWER)
REQUESTED BY:
             -------------------------------------------------------------------
                           AUTHORIZED SIGNER'S NAME
AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------
PHONE NUMBER:
             -------------------------------------------------------------------
FROM ACCOUNT #                              TO ACCOUNT#
              ------------------------                  ------------------------
REQUESTED TRANSACTION TYPE                   REQUESTED DOLLAR AMOUNT
--------------------------                                          ------------
PRINCIPAL INCREASE (ADVANCE)                 $
                                              ---------------------------------
PRINCIPAL PAYMENT (ONLY)                     $
                                              ---------------------------------
INTEREST PAYMENT (ONLY)                      $
                                              ---------------------------------
PRINCIPAL AND INTEREST (PAYMENT)             $
                                              ---------------------------------
OTHER INSTRUCTIONS:
                   ------------------------------------------------------------
-------------------------------------------------------------------------------
 All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.
--------------------------------------------------------------------------------
                                 BANK USE ONLY
TELEPHONE REQUEST:
-----------------
The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

-------------------------                     ---------------------------------
Authorized Requester                                         Phone #

-------------------------                     ---------------------------------
Received By (Bank)                                           Phone #

                           __________________________________
                              Authorized Signature (Bank)
--------------------------------------------------------------------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE


Borrower:  CLARENT CORPORATION               Lender:  Silicon Valley Bank
                                                      3003 Tasman Drive
                                                      Santa Clara, CA 95054

Commitment Amount:  $5,000,000 (capped at $3,000,000)

ACCOUNTS RECEIVABLE
1.  Accounts Receivable Book Value as of ___                                                       $____________
2.  Additions (please explain on reverse)                                                          $____________
3.  TOTAL ACCOUNTS RECEIVABLE                                                                      $____________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.  Amounts over 90 days due -                                              $____________
5.  Balance of 50% over 90 day accounts                                     $____________
6.  Credit balances over 90 day                                             $____________
7.  Concentration Limits*                                                   $____________
8.  Foreign Accounts                                                        $____________
9.  Governmental Accounts                                                   $____________
10.  Contra Accounts                                                        $____________
11.  Promotion or Demo Accounts                                             $____________
12.  Intercompany/Employee Accounts                                         $____________
13.  Other (please explain on reverse)                                      $____________
14.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                          $____________
15.  Eligible Accounts (#3 minus #14)                                                              $____________
16.  LOAN VALUE OF ACCOUNTS (80% of #15)                                                           $____________
* 40% for AT&T Jens, Siemens ATEA and Telecomet/KDD

PRE APPROVED FOREIGN ACCOUNTS RECEIVABLE DEDUCTIONS
17.  Accounts Receivable Book Value as of                                   $____________
18.  Additions (please explain on reverse)                                  $____________
19.  TOTAL FOREIGN ACCOUNTS RECEIVABLE                                      $____________
     a.  Amounts over 90 days due                                           $____________
     b.  Balance of 50% over 90 day accounts                                $____________
     c.  Concentration Limits                                               $____________
     d.  Governmental Accounts                                              $____________
     e.  Foreign (ineligible)                                               $____________
     f.  Contra Accounts                                                    $____________
     9.  Promotion or Demo Accounts                                         $____________
     h.  Intercompany/Employee Accounts                                     $____________
     i.  Other (please explain on reverse side)                             $____________
20.  TOTAL FOREIGN ACCOUNTS RECEIVABLE                                      $____________
     DEDUCTIONS
21.  Eligible Accounts (#19 minus #26)                                      $____________
22.  LOAN VALUE OF FOREIGN ACCOUNTS (70% of #21)                                                   $____________

AT&T Jens, ATT Easylink, ATT Internetworking Center, HK Telecorn/International,
 Siemens ATEA, Singapore Telecommunications, Sun Telephone and Telecomet/KDD

LETTER OF CREDIT SECURED FOREIGN ACCOUNTS RECEIVABLE
23.  Accounts Receivable Book Value as of _______________                   $____________
24.  Additions (please explain on reverse)                                  $____________
25.  TOTAL FOREIGN ACCOUNTS RECEIVABLE                                      $____________
     DEDUCTIONS
     a.  Amounts over 90 days due                                           $____________
     b.  Balance of 50% over 90 day accounts                                $____________
     c.  Concentration Limits                                               $____________
     d.  Governmental Accounts                                              $____________
     e.  Foreign (ineligible)                                               $____________
     f.  Contra Accounts                                                    $____________
     g.  Promotion or Demo Accounts                                         $____________
     h.  Intercompany/Employee Accounts                                     $____________
     i.  Other (please explain on reverse)                                  $____________
26.  TOTAL FOREIGN ACCOUNTS RECEIVABLE                                      $____________
     DEDUCTIONS
27.  Eligible Accounts (#23 minus #26)                                      $____________
28.  LOAN VALUE OF FOREIGN ACCOUNTS (90% of #27)                                                   $____________

BALANCES
29.  Maximum Loan Amount                                                    $____________
30.  Total Funds Available [Lesser of #29 or (#16 plus #22                                         $_____________
     plus #28)]
31.  Present balance owing on Line of Credit                                $_____________
32.  Outstanding under Sublimits ( )                                        $_____________
33.  RESERVE POSITION (#30 minus #31 and #32)                                                      $____________

     The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

                                                  ----------------------------
COMMENTS:                                         |   BANK USE ONLY          |
                                                  |   -------------          |
                                                  |                          |
                                                  |  Rec'd By:               |
                                                  |           -------------- |
CLARENT CORPORATION                               |           Auth. Signer   |
                                                  |  Date:                   |
By:_________________________________              |        ----------------- |
         Authorized Signer                        |  Verified                |
                                                  |          --------------- |
                                                  |           Auth. Signer   |
                                                  |  Date:                   |
                                                  |       ------------------ |
                                                  |------------------------- |
                                                   --------------------------

                                   EXHIBIT D
                            COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK
        3003 Tasman Drive
        Santa Clara, CA 95054

FROM:   CLARENT CORPORATION

     The undersigned authorized officer of CLARENT CORPORATION certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending __________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                                          Required                            Complies
---------------------------------------          -------------------------------           ------------------
Monthly financial statements + CC                Monthly within 45 days                    Yes        No
Annual (Audited)                                 FYE within 120 days                       Yes        No
A/R & A/P Agings*                                Monthly within 20 days                    Yes        No
A/R Audit                                        Initial and Semi-Annual                   Yes        No
Borrowing Base Certificate*                      Monthly within 20 days                    Yes        No

   *at such times as outstandings exist and prior to any disbursement if no outstandings exist

Financial Covenant                                     Required                     Actual                Complies
---------------------------------------         -----------------------          -------------         ---------------
Maintain on a Monthly Basis:
 Minimum Quick Ratio                                1.50:1.00                      ____:1.00            Yes       No
 Minimum Tangible New Work                          $1,500,000 plus                $_______             Yes       No
                                                    50% of new equity
Maximum Debt/Tangible New Worth                     1.00:1.00                      ____:1.00            Yes      No

Profitability:  beginning 9/30/98                   Quarterly                      $_______             Yes       No
                and thereafter
                Losses not to exceed:              $500,000 for the three (3) months ending             Yes       No
                                                   3/31/98; and $200,000 for the three (3)
                                                   months ending 6/30/98

Comments Regarding Exceptions: See Attached
                                            -----------------------------------
                                           |         BANK USE ONLY             |
Sincerely,                                 |         -------------             |
                                           |                                   |
                                           | Received By:                      |
CLARENT CORPORATION                        |             --------------------  |
                                           |             Authorized Signature  |
                                           | Date:                             |
__________________________________         |        ----------------------     |
Signature                                  | Verified                          |
                                           |          --------------------     |
                                           |          Authorized Signature     |
__________________________________         | Date:                             |
Title                                      |       -----------------------     |
                                           | Compliance Status:  Yes   No      |
                                            -----------------------------------
__________________________________
Date

                              SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:            CLARENT CORPORATION

LOAN OFFICER:        Ellen Chao

DATE:                May 22, 1998

                     Revolving Loan Fee                     $12,000.00
                     Credit Report                               35.00
                     UCC Search Fee                             150.00
                     UCC Filing Fee                              40.00
                     Intellectual Property Filing Fees          550.00

                     TOTAL FEE DUE                          $12,775.00
                     -------------                          ==========

Please indicate the method of payment:

     (    )   A check for the total amount is attached.

     (    )   Debit DDA #      for the total amount.
                         -----

     (    )   Loan proceeds

Borrower:

By:
   ------------------------------------
   (Authorized Signer)


---------------------------------------
Silicon Valley Bank  (Date)
Account Officer's Signature

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of May 22, 1998 by and between SILICON VALLEY BANK ("Bank") and CLARENT CORPORATION ("Grantor").

                                    RECITALS
                                    --------

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated May 22, 1998 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Notwithstanding (i) that Grantor has granted to Bank a security interest in the Patents, Trademarks, Copyrights, Mask Works and, (ii) that the Patents, Trademarks, Mask Works and Copyrights are included in the Collateral, Bank shall not enforce its security interest in the Patents, Trademarks, Mask Works, and Copyrights, other than solely to the extent necessary to enable Bank to enforce its perfected security interest in the Collateral other than the Patents, Trademarks, Mask Works and Copyrights.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantors right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                    GRANTOR:

Address of Grantor:                 CLARENT CORPORATION

1900 Broadway, Suite 200            By: /s/ Michael F. Vargo
-------------------------------        ---------------------------------------
Redwood City, CA 94063
-------------------------------
                                    Title:    Secretary
                                          ------------------------------------
Attn:
      -------------------------
                                    BANK:

Address of Bank:                    SILICON VALLEY BANK

3003 Tasman Drive                   By:
Santa Clara, CA 95054-1191             ---------------------------------------

                                    Title:
                                           -----------------------------------
Attn:
      --------------------------

                                   EXHIBIT A
                                   ---------

                                   Copyrights

Description                              Registration/        Registration/
-----------                              Application          Application
                                         Number               Date
                                         ------               ----

                                   EXHIBIT B
                                   ---------

                                    Patents

Description                              Registration/        Registration/
-----------                              Application          Application
                                         Number               Date
                                         ------               ----

                                   EXHIBIT C
                                   ---------

                                   Trademarks

Description                               Registration/        Registration/
-----------                               Application          Application
                                          Number               Date
                                          ------               ----

                                   EXHIBIT D
                                   ---------

                                   Mask Works

Description                               Registration/        Registration/
-----------                               Application          Application
                                          Number               Date
                                          ------               ----

                         CORPORATE BORROWING RESOLUTION

Borrower:  CLARENT CORPORATION             Bank:  Silicon Valley Bank
           1900 Broadway, Suite 200               3003 Tasman Drive
           Redwood City, CA 94063                 Santa Clara, CA 95054-1191

I, the undersigned Secretary or Assistant Secretary of CLARENT CORPORATION ("Borrower"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

               NAMES                                 POSITIONS                            ACTUAL SIGNATURES
               -----                                 ---------                            -----------------

     Jerry Chang                                   President                                /s/ Jerry Chang
------------------------------------   --------------------------------------   --------------------------------------
     Martha Kodis                                  Controller                               /s/ Martha Kodis
------------------------------------   --------------------------------------   --------------------------------------

------------------------------------   --------------------------------------   --------------------------------------

------------------------------------   --------------------------------------   --------------------------------------

acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

     Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

     Execute Loan Documents. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

     Grant Security. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank.

     Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

     Foreign Exchange Contracts. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

     Issue Warrants. To issue warrants to purchase Borrower's capital stock, for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate.

     Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on May 22, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X /s/ Michael F. Vargo
 ----------------------------------------
*Secretary or Assistant Secretary

X
 ----------------------------------------

*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution should also be signed by a second Officer or Director of Borrower.

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of February 16, 1999, by and between Clarent Corporation ("Borrower") and Silicon Valley Bank ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
     ------------------------------------
be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated May 22, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Five Million Dollars ($5,000,000) (the "Revolving Facility"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is
     ----------------------------------------
secured by the Collateral as described in the Loan Agreement. Additionally, Borrower has agreed not to mortgage, pledge, hypothecate, or otherwise encumber any of its Intellectual Property, pursuant to a Negative Pledge agreement of even date herewith.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
     ------------------------------

     A.   Modification(s) to Loan Agreement
          ---------------------------------

          1. The first sentence of Section 2.1.2 entitled "Letters of Credit" is hereby amended to read as follows:

               Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base minus (ii) the outstanding principal balance of the Advances, but the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $7,000,000.

          2. Section 2.1.3 entitled "Equipment Advances' is hereby incorporated into the Loan Agreement, to read as follows:

               (a) Through November 16, 1999 (the "Equipment Availability End Date"), Bank will make advances ("Equipment Advance" and, collectively, "Equipment Advances") not exceeding the Committed Equipment Line. The Equipment Advances may only be used to purchase or refinance Equipment purchased on or 90 days before the Closing Date and may not exceed 100% of the equipment invoice, excluding taxes, shipping, warranty charges, freight discounts and installation expense. Leasehold improvements, software, custom Equipment, and personal computers may constitute up to $2,000,000 of aggregate Equipment Advances.

               (b) Interest accrues from the date of each Equipment Advance at the rate in Section 2.3(a) and is payable monthly until the Equipment Availability End Date occurs. Equipment Advances outstanding from Closing Date to May 16, 1999 are payable in 24 equal monthly installments of principal, plus accrued interest, beginning on the

                                       1.

               16th day of each month beginning June 16, 1999 and ending on May 16, 2001. Equipment Advances outstanding from May 16th 1999 to August 16, 1999 are payable in 24 equal monthly installments of principal, plus accrued interest, beginning on September 16, 1999 and ending on August 16, 2001. Equipment Advances outstanding on the Equipment Availability End Date are payable in 24 equal monthly installments of principal, plus accrued interest, beginning on the 16th day of each month following the Equipment Availability End Date and ending on November 16, 2001 the (Equipment Loan Maturity Date). Equipment Advances when repaid may not be reborrowed.

               (c) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 3:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

          3. Section 2.3 entitled "Interest Rate, Payments" is hereby amended, in its entirety, to read as follows;

               (a) Interest Rate. (i) Advances accrue interest on the outstanding principal balance at a per annum rate of one-half of one percentage point (0.500%) above the Prime Rate, decreasing to one-quarter of one percentage point (0.250%) above the Prime Rate, upon Borrower's achievement of two consecutive quarters of Profitability of at least $500,000; Such interest rate change shall be effective as of the first day of the month following Bank's receipt of Borrower's financial statements indicating Borrower has met the above described criteria; (ii) Interest accrues from the date of each Equipment Advance at the rate of three-fourth of one percentage point (0.750%) above the Prime Rate. After an Event of Default, Obligations accrue interest at five percentage points (5.000%) above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

               (b) Payments. Interest due on the Committed Revolving Line is payable on the sixteenth (16th) of each month. Bank may debit any of Borrower's deposit accounts including Account Number 3300099320 for principal and interest payments or any amounts Borrower owes Bank under this Agreement. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 2:00 PM Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

          4. Sub-Section (d) of Section 6.7 entitled "Financial Covenants, Reports, Certificates" is hereby amended to read as follows:

               Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than annually unless an Event of Default has occurred and is continuing. However, if outstanding Advances exceed $3,500,000 for more than 60 consecutive days, such audits shall be conducted semi-annually.

          5. Section 6.7 entitled "Financial Covenants" is hereby amended, in its entirety, to read as follows:

                                       2.

               Borrower will maintain as of the last day of each month:

               (i) Quick Ratio [Adjusted]. A ratio of Quick Assets to Current Liabilities minus software Deferred Maintenance Revenue of at least 1.50 to 1.00.

               (ii) Tangible Net Worth. A Tangible Net Worth of at least $10,000,000.

               (iii) Debt/Net Worth Ratio [Adjusted]. A ratio of Total Liabilities less Subordinated Debt less software Deferred Maintenance Revenue to Tangible Net Worth plus Subordinated Debt of not more than 1.00 to 1.00.

               (iv)  Liquidity Coverage Ratio.  A Liquidity Coverage Ratio of
               2.00 to 1.00; provided, however, upon Borrower's achievement of two consecutive quarters (on a rolling 3 months period) of Debt Service Coverage Ratio of 1.50 to 1.00, the Liquidity Coverage Ratio shall be replaced by quarterly Debt Service Coverage Ratio of 1.50 to 1.00.

               (v) Profitability. Borrower will achieve a minimum profitability of $1 each quarter, except that Borrower may suffer losses not to exceed $2,500,000 for the quarter ended December 31, 1998; $3,000,000 for the quarter ending March 31, 1999;
               $2,750,000 for the quarter ending June 30, 1999; $2,800,000 for the quarter ending September 30, 1999; and $1,000,000 for the quarter ending December 31, 1999.

          6.   The following Sub-Section (I) is hereby incorporated into Section
               13.1 entitled "Definitions" under "Eligible Account," to read as follows:

               (I) Accounts for any account debtor with extended payment terms of longer than net 90 days.

          7. The following defined terms are hereby amended and/or incorporated into Section 13.1 entitled "Definitions" to read as follows:

               "Borrowing Base" is (i) $1,000,000 (the "Non-Formula Amount") plus (ii) 80% of Eligible Accounts plus (iii) 70% of Eligible Pre-Approved Foreign Accounts plus (iv) 90% of Eligible Letter of Credit Supported Foreign Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

               "Committed Equipment Line" is a Credit Extension of up to $3,000,000.

               "Committed Revolving Line" is an Advance of up to $7,000,000.

               "Eligible Pre-Approved Foreign Accounts" are Accounts for which the account debtor does not have its principal place of business in the United States but are: Accounts owing from AT&T Jens, ATT Easylink, ATT Internetworking Center, HK Telecom/International, Siemens ATEA, and Singapore Telecom.

               "Equipment Advance" is defined in Section 2.1.3.

               "Equipment Availability End Date" is defined in Section 2.1.3.

               "Equipment Maturity Date" is defined in Section 2.1.3.

                                       3.

               "Debt Service Coverage Ratio" is a ratio of annualized earnings after tax plus annualized interest and annualized non cash expenses divided by current maturities long term debt, plus annualized interest.

               "Deferred Maintenance Revenue" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

               "Liquidity Coverage Ratio" is a ratio of unrestricted cash (and cash equivalents on deposit or invested with Bank) plus an amount equal to the Borrowing Base (however, specifically excluding the Non-Formula Amount) minus any outstanding Letters of Credit including drawn but unreimbursed Letters of Credit divided by the Non-Formula Amount plus the aggregate Equipment Advances then outstanding.

               "Revolving Maturity Date" is February 16, 2000.

4.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
     ------------------
necessary to reflect the changes described above.

5.   PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of
     -------------------
Forty Thousand Two Hundred Fifty Dollars ($40,250) (the "Loan Fee") plus all out-of-pocket expenses.

6.   NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing
     -----------------------
below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.   CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing
     -------------------
below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8.   CONDITIONS. The effectiveness of this Loan Modification Agreement is
     ----------
conditioned upon Borrower's payment of the Loan Fee.

          This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                           BANK:

CLARENT CORPORATION                 SILICON VALLEY BANK

By:  /s/ Martha E. Kodis            By:  /s/ Ellen Chao
     -------------------                 --------------

Name:  Martha E. Kodis              Name:  Ellen Chao
       ---------------                     ------------

Title:  Director of Finance         Title: VP
        -------------------                ------------

                                       4.

________________________________________________________________________________

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE

________________________________________________________________________________

Borrower:  CLARENT CORPORATION                   Lender:  Silicon Valley Bank
                                                          3003 Tasman Drive
                                                          Santa Clara, CA 95054
Commitment Amount:  $7,0000,000

________________________________________________________________________________

ACCOUNTS RECEIVABLE
 1.       Accounts Receivable Book Value as of _____                                           $__________
 2.       Additions (please explain on reverse)                                                $__________
 3.       TOTAL ACCOUNTS RECEIVABLE                                                            $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
 4.       Amounts over 90 days due                                    $__________
 5.       Balance of 50% over 90 day accounts                         $__________
 6.       Credit balances over 90 day                                 $__________
 7.       Concentration Limits*                                       $__________
 8.       Foreign Accounts                                            $__________
 9.       Governmental Accounts                                       $__________
10.       Contra Accounts                                             $__________
11.       Promotion or Demo Accounts                                  $__________
12.       Intercompany/Employee Accounts                              $__________
13.       Accounts with over 90 day terms                                                      $__________
14.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                 $__________
15.       Eligible Accounts (#3 minus #14)                                                     $__________
16.       LOAN VALUE OF ACCOUNTS (80% of #15)                                                  $__________
*40% for AT&T Jens, Siemens ATEA

PREAPPROVED FOREIGN ACCOUNTS RECEIVABLE DEDUCTIONS
17.       Accounts Receivable Book Value as of _____                  $__________
18.       Additions (please explain on reverse)                       $__________
19.       TOTAL FOREIGN ACCOUNTS RECEIVABLE                           $__________
          a.    Amounts over 90 days due                              $__________
          b.    Balance of 50% over 90 day accounts                   $__________
          c.    Concentration Limits                                  $__________
          d.    Governmental Accounts                                 $__________
          e.    Foreign (ineligible)                                  $__________
          f.    Contra Accounts                                       $__________
          g.    Promotion or Demo Accounts                            $__________
          h.    Intercompany/Employee Accounts                        $__________
          i.    Other (please explain on reverse)                     $__________
20.       TOTAL FOREIGN ACCOUNTS RECEIVABLE
          DEDUCTIONS                                                  $__________
21.       Eligible Accounts (#19 minus #26)                           $__________
22.       LOAN VALUE OF FOREIGN ACCOUNTS (70% of #21)                                          $__________

AT&T Jens, ATT Easylink, ATT Internetworking Center, HK Telecom/International, Siemens ATEA, Singapore Telecommunications

                                     C-1.

LETTER OF CREDIT SECURED FOREIGN ACCOUNTS RECEIVABLE
23.       Accounts Receivable Book Value as of _____                               $__________
24        Additions (please explain on reverse)                                    $__________
TOTAL FOREIGN ACCOUNTS RECEIVABLE DEDUCTIONS
          a.      Amounts over 90 days due                                         $__________
          b.      Balance of 50% over 90 day accounts                              $__________
          c.      Concentration Limits                                             $__________
          d.      Governmental Accounts                                            $__________
          e.      Foreign (ineligible)                                             $__________
          f.      Contra Accounts                                                  $__________
          g.      Promotion or Demo Accounts                                       $__________
          h.      Intercompany/Employee Accounts                                   $__________
          i.      Other (please explain on reverse)                                $__________
26.       TOTAL FOREIGN ACCOUNTS RECEIVABLE
          DEDUCTIONS                                                               $__________
27.       Eligible Accounts (#23minus #26)                                         $__________
28.       LOAN VALUE OF FOREIGN ACCOUNTS (90% of #27)                                            $__________

BALANCES
19.       Maximum Loan Amount                                                      $__________
30.       Total Funds Available [Lesser of #29 or ($1,000,000 +#16 + #22 + #28)]   $__________
31.       Present balance owing on Line of Credit                                  $__________
32.       Outstanding under Sublimits (Letters of Credit)                          $__________
33.       RESERVE POSITION (#30minus #31 and #32)                                                $__________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

                                                        -----------------------
COMMENTS:                                                      BANK USE ONLY
                                                               -------------

                                                          Rec'd by: ________
                                                                Auth. Signer
CLARENT CORPORATION                                       Date:_____________

By:________________________                               Verified:_________
     Authorized Signer                                          Auth. Signer
                                                          Date:_____________
                                                          __________________
                                                        -----------------------

                                     C-2.

                                   EXHIBIT D
                            COMPLIANCE CERTIFICATE

TO:       SILICON VALLEY BANK
          3003 Tasman Drive
          Santa Clara, CA 95054

FROM:     CLARENT CORPORATION


     The undersigned authorized officer of CLARENT CORPORATION ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ____________________with all required covenants except as noted below and (ii)all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are required documents supporting the certification. The Officer certifies that these are prepared in accordance with generally Accepted Accounting Principles
(GAAP) consistently applied from one period to the next except as explained in accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                                        REQUIRED                                           COMPLIES
     ------------------                                        --------                                           --------
     Monthly financial statements + CC                         Monthly within 30 days                             Yes   No
     Annual (Audited)                                          FYE within 120 days                                Yes   No
     A/R & NP Agings                                           Monthly within 20 days                             Yes   No
     Borrowing Base Certificate                                Monthly within 20 days                             Yes   No

     FINANCIAL COVENANT                                        REQUIRED                      ACTUAL               COMPLIES
     -----------------                                         --------                      ------               --------
     Maintain on a Monthly Basis:
     Minimum Quick Ratio (adjusted)                              1.50:1.00                   _____:1.00           Yes   No
     Minimum Tangible Net Worth                                $10,000,000                   $________            Yes   No
     Maximum Debt/Tangible Net Worth
      (adjusted)                                                 1.00:1.00                   _____:1.00           Yes   No
     Minimum Liquidity coverage/**/                              2.00:1.00                   _____:1.00           Yes   No
     Minimum Debt Service Coverage/**/                           1.50:1.00                   _____:1.00           Yes   No

     Profitability:           Quarterly                        $     1.00                    $________            Yes   No
                              Losses not to exceed:            $2,500,000 for QE 12/31/98                         Yes   No
                                                               $3,000,000 for QE 3/31/99
                                                               $2,750,000 for QE 6/30/99
                                                               $2,800,000 for QE 9/30/99
                                                               $1,000,000 for QE 12/31/99

**Upon Borrower's achievement of two consecutive quarters (on a rolling 3 months period) of Debt Service Coverage Ratio of 1.50 to 1.00, the Liquidity Coverage Ratio shall be replaced by quarterly Debt Service Coverage Ratio of 1.50 to 1.00.

                                     D-1.

                                             -----------------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached.               BANK USE ONLY


Sincerely,                                   Received by:_______________________
                                                         AUTHORIZED SIGNER

CLARENT CORPORATION                          Date:______________________________

_________________________________            Verified:__________________________
Signature                                                AUTHORIZED SIGNER

_________________________________            Date ______________________________
Title
                                             Compliance Status:   Yes    No
_________________________________           ------------------------------------
Date

                                     D-2.

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of February 16, 1999 by and between SILICON VALLEY BANK ("Bank") and CLARENT CORPORATION ("Grantor").

                                   RECITALS
                                   --------

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated May 22, 1998 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Notwithstanding (i) that Grantor has granted to Bank a security interest in the Patents, Trademarks, Copyrights, Mask Works and, (ii) that the Patents, Trademarks, Mask Works and Copyrights are included in the Collateral, Bank shall not enforce its security interest in the Patents, Trademarks, Mask Works, and Copyrights, other than solely to the extent necessary to enable Bank to enforce its perfected security interest in the Collateral other than the Patents, Trademarks, Mask Works and Copyrights.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete - payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                      1.

                                    GRANTOR:

Address of Grantor:                 CLARENT CORPORATION

700 Chesapeke Dr.                   By:  /s/ Martha E. Kodis
                                         ----------------------
Redwood City, CA 94063
                                    Title:  Director of Finance
                                            -------------------
Attn:______________________

                                    BANK:

Address of Bank:                    SILICON VALLEY BANK

3003 Tasman Drive                   By:  /s/ Ellen Chao
                                         ----------------------
Santa Clara, CA 95054-1191
                                    Title: VP
                                           --------------------
Attn:______________________

                                      2.

                                   EXHIBIT A
                                   ---------

                                  Copyrights

Description                              Registration/    Registration/
-----------
                                         Application      Application
                                         Number           Date
                                         ------           ----

                                     A-1.

                                   EXHIBIT B
                                   ---------

                                    Patents

Description                                         Registration/  Registration/
-----------
CLARENT CORPORATION                                  Application    Application
SUMMARY OF PATENTS                                      Number          Date
                                                        ------          ----

Description                                         Registration/  Registration/
-----------
                                                     Application    Application
                                                        Number          Date
                                                        ------          ----
1         Dynamic Forward Error Correction
          Algorithm for Internet Telephone                812           8/8/97
2         Internet Telephone System with Dynamically
          Varying CODEC                                   820         12/12/97
3         System Architecture For Internet Telephone      821         12/12/97
4         System and Method For Real-Time Data and
          Voice transmission Over An Internet Network     964          3/27/98

                                     B-1.

                                   EXHIBIT C
                                   ---------

                                  Trademarks

Description                                Registration/     Registration/
-----------
                                           Application       Application
                                           Number            Date
                                           ------            ----
CLARENT CORPORATION
SUMMARY OF TRADEMARKS

"Clarent"                     registration pending
The Clarent Logo              application pending
"Clarent ThroughPacket"       application pending
"Clarent Command Center"      application pending

                                     C-1.

                                   EXHIBIT D
                                   ---------

                                  Mask Works

Description                          Registration/      Registration/
-----------
                                     Application        Application
                                     Number             Date
                                     ------             ----

                                     D-1.

                           NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of February 16, 1999, by and between Clarent Corporation ("Borrower") and Silicon Valley Bank ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

     1. Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

          a. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

          b. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

          c. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          d. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          e. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

          f. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation;

          g. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          h. All licenses or other rights to use any of the Copyrights, Patents, Trademarks or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          i. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                                      1.

          j. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

     2. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

     3. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

BORROWER:

CLARENT CORPORATION

By:    /s/ Martha E. Kodis
       --------------------------------

Name:  Martha E. Kodis
       --------------------------------

Title:  Director of Finance
       --------------------------------

BANK:

SILICON VALLEY BANK

By:    /s/ Ellen Chao
       --------------------------------

Name:  Ellen Chao
       --------------------------------

Title:  VP
       --------------------------------

                                      2.

                              SILICON VALLEY BANK


                      PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:                     CLARENT CORPORATION

LOAN OFFICER:                 ELLEN CHAO

DATE:                         FEBRUARY 16, 1999

                              REVOLVING LOAN FEE*      $25,250.00
                              EQUIPMENT LOAN FEE        15,000.00

                              TOTAL FEE DUE            $40,250.00
                              -------------            ==========

*INCLUSIVE OF LOAN DOCUMENTATION FEE AND ALL OTHER CHARGES.

PLEASE INDICATE THE METHOD OF PAYMENT:

         {  }  A CHECK FOR THE TOTAL AMOUNT IS ATTACHED.

         {  }  DEBIT DDA# 3300099320 FOR THE TOTAL AMOUNT.

         {  }  LOAN PROCEEDS

BORROWER:


BY:  /S/ MARTHA E. KODIS
     ---------------------------------------
(AUTHORIZED SIGNER)


/S/ ELLEN CHAO              2/25/99
--------------------------------------------
SILICON VALLEY BANK         (DATE)
ACCOUNT OFFICER'S SIGNATURE

This STATEMENT is presented for filing pursuant to the California Uniform
                               Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING STATEMENT  1A.  DATE OF FILING OF ORIG. FINANCING STATEMENT 1B. DATE OF ORIG. FINANCING STATEMENT
    9823660423                                            8/19/98

1C. PLACE OF FILING ORIG. FINANCING STATEMENT
       CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                2A. SOCIAL SECURITY NO., FEDERAL TAX NO.
       Clarent Corporation
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                        2C.  CITY, STATE                                              2D.   ZIP CODE
      1900 Broadway                             Redwood City, CA                                                94063
------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A. SOCIAL SECURITY OR FEDERAL TAX NO.


------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                        3C.  CITY, STATE                                              3D.   ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                            4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                                OR BANK TRANSIT AND A.B.A. NO.
       NAME    SILICON VALLEY BANK

       MAILING ADDRESS    3003 Tasman Drive

       CITY   Santa Clara                       STATE     CA       ZIP CODE     95054
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                       5A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                                OR BANK TRANSIT AND A.B.A. NO.

       NAME

       MAILING ADDRESS

       CITY                                     STATE              ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6.  A [_]  CONTINUATION- The original Financing Statement between the foregoing
           Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in item 7 below.
--------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
    C [_] ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
    F [_]  OTHER
--------------------------------------------------------------------------------
7.  Debtor's address has changed to:

    700 Chesapeake Drive
    Redwood City, CA 94063

--------------------------------------------------------------------------------

8.  Clarent Corporation             (DATE)   2/24/1999                                 C     9. This Space Use of Filing Officer
                                                                                       O               (Date, Time, Filing Office)
                                                                                       D
                                                                                       E
                                                                                      ---
                                                                                       1
------------------------------------------------------------------------------

By: /s/ Martha E. Kodis                  Director of Finance                           2
   ---------------------------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)                    (TITLE)

SILICON VALLEY BANK                                                                    3
------------------------------------------------------------------------------
                                                                                       4
By:___________________________________________________________________________
     SIGNATURE(S) OF SECURED PARTY(IES)           (TITLE)                              5
------------------------------------------------------------------------------
10.                     RETURN COPY TO                                                 6

NAME      Data File Services, Inc.
ADDRESS   P.O. Box 275                                                                 7
CITY AND  Van Nuys
STATE     CA                                                                           8
          91408-2750
                                                                                       9

 (1) FILING OFFICER COPY

This STATEMENT is presented for filing pursuant to the California Uniform
                               Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO OF ORIG. FINANCING STATEMENT  1A. DATE OF FILING OF ORIG. FINANCING STATEMENT  1B. DATE OF ORIG. FINANCING STATEMENT
    9823660423                                            8/19/98

1C. PLACE OF FILING ORIG. FINANCING STATEMENT
       CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                               2A. SOCIAL SECURITY NO., FEDERAL TAX NO.
       CLARENT CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                       2C.  CITY, STATE                                              2D.   ZIP CODE
       700 Chesapeake Drive                    Redwood City, CA                                                94063
------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                           3A. SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                       3C.  CITY, STATE                                              3D.   ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4.  SECURED PARTY                                                                          4A. SOCIAL SECURITY NO., FEDERAL TAX NO.
                                                                                               OR BANK TRANSIT AND A.B.A. NO.

       NAME    SILICON VALLEY BANK

       MAILING ADDRESS    3003 Tasman Drive

       CITY   Santa Clara                      STATE  CA       ZIP CODE  95054
------------------------------------------------------------------------------------------------------------------------------------
5.  ASSIGNEE OF SECURED PARTY (IF ANY)                                                      5A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                 NO. OR BANK TRANSIT AND A.B.A. NO.

       NAME

       MAILING ADDRESS

       CITY                                    STATE           ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6.  A [_]  CONTINUATION- The original Financing Statement between the foregoing
           Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in item 7 below.
--------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
    C [_] ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
    F [_]  OTHER
--------------------------------------------------------------------------------
7.

    THE COLLATERAL DESCRIPTION IS HEREBY AMENDED TO READ AS SET FORTH ON ATTACHED EXHIBIT "A"

--------------------------------------------------------------------------------

8.  CLARENT CORPORATION             (DATE)   2/23 1999                                 C     9. This Space Use of Filing Officer
                                                                                       O               (Date, Time, Filing Office)
                                                                                       D
                                                                                       E
                                                                                      ---
                                                                                       1
------------------------------------------------------------------------------

By: /s/ Martha E. Kodis              Director of Finance                               2
   ---------------------------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)       ECC/114      (TITLE)

SILICON VALLEY BANK                                                                    3
------------------------------------------------------------------------------
                                                                                       4
By:___________________________________________________________________________
     SIGNATURE(S) OF SECURED PARTY(IES)           (TITLE)
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10.                     RETURN COPY TO                                                 5

NAME      Data File Services, Inc.                                                     6
ADDRESS   P.O. Box 275
CITY AND  Van Nuys
STATE     CA                                                                           7
          91408-2750                                                                   8

 (1) FILING OFFICER COPY                                                               9

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

Notwithstanding (i) that Grantor has granted to Bank a security interest in the Patents, Trademarks, Copyrights, and Mask Works and, (ii) that the Patents, Trademarks, Mask Works and Copyrights are included in the Collateral, Bank shall not enforce its security interest in the Patents, Trademarks, Mask Works, and Copyrights, other than solely to the extent necessary to enable Bank to enforce its perfected security in the Accounts and the Collateral other than the Patents, Trademarks, Mask Works and Copyrights.

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                     A-1.

This STATEMENT is presented for filing pursuant to the California Uniform
                               Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO OF ORIG. FINANCING STATEMENT  1A.  DATE OF FILING OF ORIG. FINANCING STATEMENT  1B.  DATE OF ORIG. FINANCING STATEMENT
    9822660208                                            8/12/98

1C. PLACE OF FILING ORIG. FINANCING STATEMENT
       CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                2A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
       CLARENT CORPORATION
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                       2C.  CITY, STATE                                              2D.   ZIP CODE
       700 Chesapeake Drive                       Redwood City, CA                                              94063
------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                            3A.  SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                       3C.  CITY, STATE                                              3D.   ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                            4A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                 NO. OR BANK TRANSIT AND A.B.A. NO.

       NAME    SILICON VALLEY BANK

       MAILING ADDRESS    3003 Tasman Drive

       CITY   Santa Clara                      STATE  CA     ZIP CODE  95054
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                       5A.  SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                 N0. OR BANK TRANSIT AND A.B.A. NO.

       NAME

       MAILING ADDRESS

       CITY                                    STATE          ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6.  A [_]  CONTINUATION- The original Financing Statement between the foregoing
           Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in item 7 below.
--------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
    C [_] ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
    F [_]  OTHER
--------------------------------------------------------------------------------
7.

    THE COLLATERAL DESCRIPTION IS HEREBY AMENDED TO READ AS SET FORTH ON ATTACHED EXHIBIT "A"

--------------------------------------------------------------------------------

8.  CLARENT CORPORATION              (DATE)  2/23/1999                                 C     9.  This Space Use of Filing Officer
                                                                                       O               (Date, Time, Filing Office)
                                                                                       D
                                                                                       E
                                                                                      ---
    /s/ Martha E. Kodis                                                                1
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By:                                          Director of Finance                       2
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     SIGNATURE(S) OF DEBTOR(S)               ECC/114    (TITLE)

SILICON VALLEY BANK                                                                    3
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                                                                                       4
By:___________________________________________________________________________
     SIGNATURE(S) OF SECURED PARTY(IES)                 (TITLE)                        5
------------------------------------------------------------------------------
10.                     RETURN COPY TO                                                 6

NAME      Data File Service, Inc.
ADDRESS   P.O. Box 275                                                                 7
CITY AND  Van Nuys
STATE     CA                                                                           8
          91408-2750
                                                                                       9

 (1) FILING OFFICER COPY

                                   EXHIBIT A
                                   ---------

     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing; and

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing, notwithstanding (i) that Grantor has granted to Bank a security interest in the Patents, Trademarks, Copyrights, and Mask Works and, (ii) that the Patents, Trademarks, Mask Works and Copyrights are included in the Collateral, Bank shall not enforce its security interest in the Patents, Trademarks, Mask Works, and Copyrights, other than solely to the extent necessary to enable Bank to enforce its perfected security in the Accounts and the Collateral other than the Patents, Trademarks, Mask Works and Copyrights.

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                     A-1.

This STATEMENT is presented for filing pursuant to the California Uniform
                               Commercial Code

------------------------------------------------------------------------------------------------------------------------------------
1.  FILE NO. OF ORIG. FINANCING STATEMENT   1A.  DATE OF FILING OF ORIG. FINANCING STATEMENT  1B. DATE OF ORIG. FINANCING STATEMENT
    9822660208                                            8/12/98

1C. PLACE OF FILING OF ORIG. FINANCING STATEMENT
    CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
2.  DEBTOR (LAST NAME FIRST)                                                                  2A. SOCIAL SECURITY OR FEDERAL TAX NO.
       Clarent Corporation
------------------------------------------------------------------------------------------------------------------------------------
2B. MAILING ADDRESS                        2C.  CITY, STATE                                              2D.   ZIP CODE
      1900 Broadway                             Redwood City, CA                                                 94063
------------------------------------------------------------------------------------------------------------------------------------
3.  ADDITIONAL DEBTOR (IF ANY) (LAST NAME FIRST)                                              3A. SOCIAL SECURITY OR FEDERAL TAX NO.

------------------------------------------------------------------------------------------------------------------------------------
3B. MAILING ADDRESS                        3C.  CITY, STATE                                              3D.   ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
4. SECURED PARTY                                                                              4A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                  NO. OR BANK TRANSIT AND A.B.A. NO.
       NAME    SILICON VALLEY BANK

       MAILING ADDRESS    3003 Tasman Drive

       CITY   Santa Clara                       STATE  CA          ZIP CODE  95054
------------------------------------------------------------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)                                                         5A. SOCIAL SECURITY NO., FEDERAL TAX
                                                                                                  NO. OR BANK TRANSIT AND A.B.A. NO.

       NAME

       MAILING ADDRESS

       CITY                                     STATE              ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------

6.  A [_]  CONTINUATION- The original Financing Statement between the foregoing
           Debtor and Secured Party bearing the file number and date shown above is continued. If collateral is crops or timber, check here [_] and insert description of real property on which growing or to be grown in item 7 below.
--------------------------------------------------------------------------------
    B [_] RELEASE- From the collateral described in the Financing Statement bearing the file number shown above, the Secured Party releases the collateral described in item 7 below.
--------------------------------------------------------------------------------
    C [_] ASSIGNMENT- The Secured Party certifies that the Secured Party has assigned to the Assignee above named, the Secured Party's rights under the Financing Statement bearing the file number shown above in the collateral described in item 7 below.
--------------------------------------------------------------------------------
    D [_] TERMINATION- The Secured Party certifies that the Secured Party no longer claims a security interest under Financing Statement bearing the file number shown above.
--------------------------------------------------------------------------------
    E [X] AMENDMENT- The Financing Statement bearing the file number shown above is amended as set forth in Item 7 below. (Signature of Debtor required on all amendments.)
--------------------------------------------------------------------------------
    F [_]  OTHER
--------------------------------------------------------------------------------
7.  Debtor's address has changed to:

    700 Chesapeake Drive
    Redwood City, CA 94063

--------------------------------------------------------------------------------

8.  Clarent Corporation             (DATE)   2/24/1999                                 C     9. This Space Use of Filing Officer
                                                                                       O               (Date, Time, Filing Office)
                                                                                       D
                                                                                       E
                                                                                      ---
                                                                                       1
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By: /s/ Martha E. Kodis              /s/ Director of Finance                           2
   ---------------------------------------------------------------------------
     SIGNATURE(S) OF DEBTOR(S)                    (TITLE)

SILICON VALLEY BANK                                                                    3
------------------------------------------------------------------------------
                                                                                       4
By:___________________________________________________________________________
     SIGNATURE(S) OF SECURED PARTY(IES)           (TITLE)
------------------------------------------------------------------------------
10.                     RETURN COPY TO                                                 5

NAME      Data File Services, Inc.                                                     6
ADDRESS   P.O. Box 275
CITY AND  Van Nuys                                                                     7
STATE     CA
          91408-2750                                                                   8

 (4) FILING COPY - DBETOR                                                              9